UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22576

Ranger Funds Investment Trust

 (Exact Name of Registrant as Specified in Charter)

2828 Harwood Street

Suite 1900

Dallas, TX 75201

(Address of Principal Executive Offices)(Zip Code)

National Corporate Research, Ltd.

615 South DuPont Highway

Dover, Delaware 19901

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser, Thompson Hine LLP

41 S. High Street, Suite 1700

Columbus, Ohio 43215

Registrant’s Telephone Number, including Area Code:  (214) 871-5200

Date of fiscal year end: July 31st

Date of reporting period: July 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

RANGER FUNDS INVESTMENT TRUST

Ranger Small Cap Fund

Institutional Class (RFISX)

Ranger Quest for Income and Growth Fund

Institutional Class (RFIDX)

Investor Class (RFTDX)

ANNUAL REPORT

July 31, 2015

This Page Was Left Blank Intentionally

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SHAREHOLDER LETTER

JULY 31, 2015 (UNAUDITED)

Dear Shareholder,

It has been quite the financial market rollercoaster over the past twelve months. Early concerns stemming from the end of quantitative easing (QE) in the fall of 2014 were quickly overcome and led to a strong market rally that persisted through the first half of 2015.  Despite the market advance, the first half of the calendar year thus far can be summed up with no better word than uncertainty. Investors continue to be stuck between a rock (downside global-growth risks) and a hard place (a Federal Reserve tightening cycle).

The foreign backdrop remains the biggest risk to U.S. economic activity. The European Central Bank (ECB) implemented QE in March, which should have a positive impact on risk-taking in European markets similar to its effects in the U.S. It appears that the ECB believes it has established a sufficient firewall to absorb the shock of a Greek debt restructuring, and the Greek government has come to terms with its creditors.  With Greece moving from the front page headlines, concern shifted to China and deceleration of its economic growth.

Federal Reserve officials continue to signal that they could start to raise rates later in the year, but they may have to back off if the turmoil elsewhere slows economic growth and pushes the dollar higher. On a relative basis, the U.S. economy and its financial markets are looking increasingly attractive when compared to the Euro zone, Japan, and China. If the Fed refrains from raising rates this year, U.S. stocks and bonds should outperform.

Here at home, we see the U.S. economy improving, led by consumer and construction spending.  The U.S. consumer looks to be returning to the global stage as an engine of growth. The bounce back in retail sales and consumer spending is being supported by solid employment growth as well as acceleration in average hourly earnings, and solid income growth.

With the strength in consumer demand, we are seeing a boost to U.S. manufacturing activity and housing demand. The Institute of Supply Management’s PMI Index1 increased more than expected to 53.5 in June, while new home sales beat estimates, coming in at 546,000 for May 2015 (which remains below historical averages). Housing demand continues to outstrip supply. The supply of new homes in the U.S. is only 4.5 months, which is close to the cycle low and well below the historical average of six months. These factors continue to be generally supportive for the U.S. financial markets.

During the fiscal year ending July 31, 2015, Ranger’s Small Cap Fund returned 21.4% net of fees, while its benchmark, the Russell 2000 Growth index, returned 20.1%.  Over the past year, the struggle between low quality and high quality companies continued.

Taking a deeper look at performance, we find that the Fund’s portfolio of quality stocks outperformed despite the continued tug-of-war between speculative stocks and their higher quality peers.  For the most part, speculative stocks won the battle this past year.  A factor analysis review shows that companies with net losses outperformed those with

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2015 (UNAUDITED)

earnings by over 1400 basis points.  Non-earning companies averaged nearly 25% of the index weighting and increased by nearly 31%.  This return compares with the 17% increase by earning companies in the index over the past year.  Further dividing the universe into quintiles shows that those with negative forward P/E ratios (mostly biotech stocks) had the highest returns this past year, up 46%.  Stocks in the highest price to sales quintile, as well as those with negative price to cash flow, also outperformed.  Offsetting these low quality factors was leadership by companies in the highest return on equity quintile, which gained 22.8% in the index, and outperformed the lowest quintile by nearly 1100 basis points.  This battle between low and high quality began about a year ago and in our opinion is not only constructive for the market, but also quite beneficial for your portfolio as heightened volatility helps differentiate its quality attributes. We believe our investment process which is “grounded in basic fundamentals” allows us to look “past the hype and right into the heart and soul of a company.” This fundamental focus continues to be the heart of our investment process.

Looking at the performance of the Fund’s portfolio on a sector basis, the financial services and materials and processing sectors provided the largest outperformance relative to their index components. Regional banks, which are the largest component of your financial services weighting, benefitted from an increase in rates and speculation on the timing of a Fed rate increase later this year. As a reminder, your portfolio has been meaningfully overweight regional banks since the market low in March 2009. The sectors which detracted most from portfolio performance on a relative basis were technology and healthcare.  The Fund’s relative performance in healthcare sector investments was most notably impacted by the strength of non-earning biotech companies, which drove a near 50% gain by the healthcare component of the index.  Despite the modest relative detraction by healthcare, it was the largest contributor to performance and the strongest absolute return sector in the portfolio, increasing over 48%.

The U.S. market is showing steady signs of improvement. With the reacceleration of retail sales and construction spending, the U.S. consumer looks to be returning as an engine of growth despite issues abroad. As we look “further down the road,” we like the progress we are seeing here at home.  Even with the threat of rising interest rates, Greece, and financial uncertainty in China, we see the U.S. markets (specifically small and mid cap stocks) as a compelling opportunity for investors. Small and mid cap stocks have less exposure to foreign revenues, thus reducing the impact of the strong dollar. Lower energy prices continue to benefit both production and consumption, putting quality small and mid cap companies in a strong strategic position to benefit from growth as investors once again focus on fundamentals.

The main concern we have with the small cap market today is valuation. Although low rates are supportive of higher valuations, the current price/earnings multiple on the Russell 2000 Growth is approaching the highest valuation level (outside the financial crisis and collapse in earnings) since we started managing assets in 2003. While the market’s current P/E multiple2 is high, we are encouraged that the P/E on your portfolio has remained very consistent over the past two years and is at levels well below the index, as seen in the chart below:

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2015 (UNAUDITED)

Should a temper tantrum ensue, or the Fed actually raise rates, and volatility increases in the market, then the Fund’s portfolio of high quality, attractively valued  stocks should have better relative performance. Regardless, the attractive growth characteristics of the companies in the Fund’s portfolio coupled with more reasonable valuations should serve as long-term catalyst for appreciation and relative outperformance.

As we detailed in previous letters, we believe we are entering a phase of the business cycle where companies with distinct quality characteristics resume a leadership role. While quality leadership has been largely absent over much of the last several years, we believe over the long run (as volatility continues) that an investment approach “grounded in basic fundamentals” should produce superior returns, or at the very least give us “a fighting chance when the market takes a swing.”

Conrad Doenges

Portfolio Manager

Ranger Small Cap Fund

 The Purchasing Manager’s Index (PMI Index) is the headline economic indicator in the monthly report maintained by the Institute for Supply Management (ISM).  The PMI is a composite index comprised of five (5) sub-indicators, which are taken through surveys from over 400 purchasing managers within the U.S.  The Purchasing Manufacturer’s Index (PMI) is an economic sentiment reading which can be used to measure expectations for U.S. manufacturing and the U.S. economy as a whole.  A PMI reading over 50 (which can range from 0 to 100) would indicate a greater response for “better conditions” than “worse conditions”.

2 The P/E Multiple (or ratio) is a common valuation measurement used to evaluate the worth of a company’s shares, and is used to understand whether a rise or fall in the price of a stock is justified by the earnings prospects of the company.  Higher P/E ratios indicate that investors are paying more for each unit of income, indicating that a stock’s price is more expensive compared to a stock with a lower P/E ratio.  The P/E multiple is the quotient derived from the current market price of the company’s stock divided by the company’s Earnings Per Share (EPS).

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME AND GROWTH FUND

SHAREHOLDER LETTER

JULY 31, 2015 (UNAUDITED)

Dear Shareholder,

The Ranger Quest for Income and Growth Fund returned -3.47% during the 12 months ended July 31, 2015. This compares to a total return of 3.37% for the MSCI All Country World Index (ACWI) and 11.21% for the S&P 500.

During the period, US equity markets outperformed global markets.  Energy shares and emerging market shares were particularly weak, driven by the extreme drop in oil prices and poor economic performance in many developing economies.  The crisis in Greece, which came to a head during the summer, impacted returns in European markets.  On the positive side, economic growth in the US and the core European economies continued to improve.

As often happens in the later stages of a bull market, the stock market has been driven by an increasingly narrow group of companies.  By way of illustration, consider that in the first half of 2015, just four stocks accounted for more than 100% of the gains in the S&P 500 index.  The stocks leading the market are primarily in the technology and health care sectors. (Notably, few stocks in these sectors meet the Fund’s requirements for yield.)

Along with the leadership by technology and growth shares, there has been a substantial underperformance by high dividend paying equities which are a core part of the Fund’s strategy.  This underperformance by high dividend paying equities has become a global phenomenon. According to a Bloomberg screen of companies around the globe with market caps greater than $3 billion, the lower the dividend yield the better performance has been. For example, stocks with 2-3% yields as of July 2014 month-end returned 8.37% for the 12 months. By comparison, stocks with 3-4% yields returned just 3.75%. Those yielding 3-5% produced negative returns at -3.79%, and those with 5-6% yields fared even worse, returning -12.81%.

The strategy of the Fund has always been to emphasize quality and yield in security selection, and to seek to outperform the market over a full cycle while providing about half the return from income and half from appreciation.  We continue to believe this is an attractive return stream for many investors.  Over the 12 years we have managed the strategy, and the three plus years since we began managing the Fund, the portfolio yield has been roughly twice that of the overall market.  The income stream the fund has generated has grown over this period, providing investors with much needed inflation protection.  The returns of the strategy compare favorably with most other income oriented asset classes.

Approximately half of the portfolio’s holdings are in non-US stocks with Europe accounting for the largest share of foreign exposure. We continue to find quality companies overseas with higher yields than their US counterparts. While the strong U.S. dollar has been a headwind to foreign market returns, in many cases these companies are generating higher income even after currency effects than comparable investments in the US. While we are mindful of foreign currency movements, we believe that non-US exposure can dampen volatility over a full market cycle while delivering an attractive income stream.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME AND GROWTH FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2015 (UNAUDITED)

The recent performance of high dividend paying equities is in stark contrast to longer term results from a dividend focused approach. Dartmouth professor Kenneth R. French maintains a data library where stocks are divided into groups based on their dividend yields with returns recorded monthly. These groups consist of US stocks paying no dividend, the lowest 30% yielding stocks, the highest 30% yielding stocks, and the middle 40% yielding stocks. i

Notably, stocks with the highest yields were the best performers in the 1950s, 1960s, 1980s, and 2000s, and for the entire period under review, from 1928-2014. This research implies that there may be something to a strategy of sticking with high yielding stocks if one’s goal is to outperform the broad market and generate meaningful income. In fact, we examined the returns from rolling 10-year periods from 1950 through 2014. Of those 768 10-year periods, the Highest Yielding 30% tranche of stocks outperformed in 458 of them. We believe this superior performance over long periods favors investors committed to a high dividend strategy.

So why the aversion to high yielding equities today?

It is possible that market participants are focusing too much on the timing of the first rate increase, and not enough on the likely trajectory of rate increases over the next few years. While the first increase could very well come in the next several months, there is little evidence that a sustained, meaningful series of rate hikes is foreseeable for some time. While history teaches us that this situation could change suddenly, in our opinion it simply is not the most likely scenario right now.

One of the best perspectives on the eventual rise in interest rates we have seen comes from Goldman Sachs CEO Lloyd Blankfein. In a recent interview, Mr. Blankfein said, “It will be jarring when we see an interest-rate hike because we haven’t had one for some time, and then I think people will get out the smelling salts, take a big sniff and recover.”

In terms of managing the Fund’s portfolio, we remain focused on our bottom up research process, with a goal of understanding and measuring the strength of each company’s business outlook. Since inception of this strategy in 2003, and of the Quest for Income and Growth Fund in 2011, Ranger International Management has focused on identifying outstanding companies with substantial yields, excellent returns on capital and demonstrated pricing power.  This strategy was designed to provide investors with meaningful levels of sustainable income, consistent with the potential for long term appreciation.

Thank you as always for your investment and support.

Bill Andersen

Portfolio Manager

Ranger Quest for Income and Growth Fund

i This data library is available on the Darmouth University website at http://mba.tuck.dartmouth.edu/pages/faculty/ken.french/data_library.html

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

PERFORMANCE ILLUSTRATION

JULY 31, 2015 (UNAUDITED)

 Average Annualized Total Returns for the year ended July 31, 2015

	1 Year	Since Inception *	Ending Value
Ranger Small Cap Fund	21.40%	19.44%	$494,101
Russell 2000 Growth Index	20.07%	21.57%	$528,938

Cumulative Performance Comparison of $250,000 Investment Since Inception

* Inception September 29, 2011

This chart assumes an initial investment of $250,000 made on the closing of September 29, 2011 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values.  The figures for the Russell 2000 Growth Index reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

The annual net operating expense ratio as provided in the Prospectus dated December 1, 2014 was 1.10% for Institutional class shares.  The Fund’s total returns would have been lower had the adviser not waived a portion of the Fund’s expenses.  The Fund’s Institutional class shares total gross annual operating expense, before waiver, was 1.49%.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME AND GROWTH FUND

INSTITUTIONAL CLASS

PERFORMANCE ILLUSTRATION

JULY 31, 2015 (UNAUDITED)

 Average Annualized Total Returns for the year ended July 31, 2015

	1 Year	Since Inception *	Ending Value
Ranger Quest for Income and Growth Fund - Institutional Class	-3.47%	9.88%	$358,818
MSCI AC World Index	3.37%	13.88%	$411,586

Cumulative Performance Comparison of $250,000 Investment Since Inception

* Inception September 29, 2011.

This chart assumes an initial investment of $250,000 made on the closing of September 29, 2011 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

MSCI All Country World Index has been developed by MSCI Inc. as an equity benchmark for global stock performance. The Index is a capitalization-weighted index that aims to capture 85% of the (publicly available) total market capitalization.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

The net annual operating expense ratio as provided in the Prospectus dated December 1, 2014 was 1.18% for Institutional class shares.  The operating expenses reported will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, which do not include acquired fund fees and expenses.  The Fund’s total returns would have been lower had the adviser not waived a portion of the Fund’s expenses.  The Fund’s Institutional class shares total gross operating expense, before waiver, was 1.82%.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME AND GROWTH FUND

INVESTOR CLASS

PERFORMANCE ILLUSTRATION

JULY 31, 2015 (UNAUDITED)

Average Annualized Total Returns for the year ended July 31, 2015

	1 Year	Since Inception *	Ending Value
Ranger Quest for Income and Growth Fund - Investor Class	-3.68%	2.49%	$26,361
MSCI AC World Index	3.37%	9.88%	$30,634

Cumulative Performance Comparison of $25,000 Investment Since Inception

Ranger Quest for Income and Growth Fund
MSCI AC World Index
35,000
33,000
31,000
29,000
27,000
25,000
23,000
Jun-13
Jul-13
Sep-13
Nov-13
Jan-14
Mar-14
May-14
Jul-14
Sep-14
Nov-14
Jan-15
Mar-15
May-15
Jul-15

* Inception June 4, 2013.

This chart assumes an initial investment of $25,000 made on the closing of June 4, 2013 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

MSCI All Country World Index has been developed by MSCI Inc. as an equity benchmark for global stock performance. The Index is a capitalization-weighted index that aims to capture 85% of the (publicly available) total market capitalization.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

The net annual operating expense ratio as provided in the Prospectus dated December 1, 2014, as revised April 3, 2014 was 1.43% for Investor class shares.  The operating expenses reported will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, which do not include acquired fund fees and expenses.  The Fund’s total returns would have been lower had the adviser not waived a portion of the Fund’s expenses.  The Fund’s Investor class shares total gross operating expense, before waiver, was 2.32%.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

PORTFOLIO ANALYSIS

JULY 31, 2015 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors that the underlying securities represent, as a percentage of net assets.

Other Assets Less Liabilities 1.45%
Agriculture Fishing & Ranching 1.01%
Auto Parts 1.54%
Back Office Support HR & Consulting 6.17%
Banks: Diversified 9.52%
Biotechnology 3.34%
Building: Climate Control 0.88%
Building: Roofing/Wallboard & Plumbing 1.38%
Chemicals: Diversified 1.91%
Computer Services Software & Systems 8.24%
Foods 4.52%
Health Care: Miscellaneous 1.30%
Health Care Services 2.27%
Machinery: Industrial 3.47%
Medical & Dental Instruments & Supplies 2.84%
Medical &Services 4.72%
Oil: Crude Producers 2.57%
Pharmaceuticals 9.77%
Restaurants 4.69%
Scientific Instruments, Electrical 1.82%
Securities Brokerage & Services 3.12%
Semiconductors & Components 3.70%
Specialty Retail 4.55%
Telecommunications Equipment 1.38%
Textiles Apparel & Shoes 6.05%
Truckers 3.05%
Utilities: Telecommunications 1.88%
Money Market Fund 2.86%

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

PORTFOLIO ANALYSIS

JULY 31, 2015 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors that the underlying securities represent, as a percentage of net assets.

Aerospace & Defense 3.33%
Airlines 4.27%
Automobiles 3.87%
Beverages 3.68%
Capital Markets 2.69%
Chemicals 5.59%
Diversified Telecommunication Services 14.80%
Food Products 3.13%
Insurance 4.67%
Media 2.58%
Oil, Gas & Consumable Fuels 5.46%
Pharmaceuticals 1.90%
Transportation Infrastructure 3.07%
Wireless Telecommunication Services 0.28%
Real Estate Investment Trusts 21.03%
Master Limited Partnerships & Publicly Traded Partnerships 20.38%
Money Market Fund 1.16%
Liabilities in Excess of Other Investments (1.89)%

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SCHEDULE OF INVESTMENTS

JULY 31, 2015

Shares		Value

COMMON STOCKS - 95.69%

Agriculture Fishing & Ranching - 1.01%
4,690	Calavo Growers, Inc. *	$ 255,652

Auto Parts - 1.54%
7,430	Dorman Products, Inc. *	392,155

Back Office Support HR & Consulting - 6.17%
16,810	WageWorks, Inc. *	839,659
10,710	Maximus, Inc.	730,529
		1,570,188
Banks: Diversified - 9.52%
18,650	PrivateBancorp, Inc.	770,991
29,446	BancorpSouth, Inc.	744,100
7,436	South State Corp.	577,926
6,179	Pinnacle Financial Partners Inc.	328,043
		2,421,060
Biotechnology - 3.34%
5,770	Eagle Pharmaceuticals, Inc. *	557,497
6,990	PRA Health Sciences, Inc. *	293,510
		851,007
Building: Climate Control - 0.88%
10,030	AAON, Inc.	222,566

Building: Roofing/Wallboard & Plumbing - 1.38%
12,620	Advanced Drainage Systems, Inc.	351,215

Chemicals: Diversified - 1.91%
20,777	Aceto Corp.	486,805

Computer Services Software & Systems - 8.24%
10,873	Ellie Mae, Inc. *	852,987
4,552	SPS Commerce, Inc. *	328,427
7,080	Envestnet, Inc. *	320,653
3,370	LogMeIn, Inc. *	247,965
5,810	Qualys, Inc. *	214,738
2,103	Luxoft Holding, Inc. *	131,984
		2,096,754
Foods - 4.52%
7,630	Treehouse Foods, Inc. *	625,355
4,427	J&J Snack Foods Corp.	523,980
		1,149,335

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2015

Shares		Value

Health Care: Miscellaneous - 1.30%
7,007	Providence Service Corp. *	$ 329,749

Health Care Services - 2.27%
10,755	Medidata Solutions, Inc. *	578,619

Machinery: Industrial - 3.47%
11,720	Proto Labs, Inc. *	883,336

Medical & Dental Instruments & Supplies - 2.84%
8,081	Cantel Medical Corp.	443,485
4,811	Neogen Corp. *	279,952
		723,437
Medical &Services - 4.72%
14,860	ICON Plc. ADR (Ireland) *	1,200,688

Oil: Crude Producers - 2.57%
16,610	Matador Resources Co. *	365,918
6,156	PDC Energy, Inc. *	289,024
		654,942
Pharmaceuticals - 9.77%
13,480	Cambrex Corp. *	663,890
13,296	Prestige Brands Holdings, Inc. *	633,156
17,560	Supernus Pharmaceuticals, Inc. *	372,448
12,682	Sagent Pharmaceuticals, Inc. *	311,724
30,545	IGI Laboratories, Inc. *	268,796
3,943	Lannett Co., Inc. *	235,003
		2,485,017
Restaurants - 4.69%
18,287	Sonic Corp.	543,490
6,180	Popeyes Louisana Kitchen, Inc. *	375,002
14,683	Krispy Kreme Doughnuts, Inc. *	273,691
		1,192,183
Scientific Instruments, Electrical - 1.82%
7,411	EnerSys, Inc.	462,817

Securities Brokerage & Services - 3.12%
8,120	MarketAxess Holdings, Inc.	794,136

Semiconductors & Components - 3.70%
16,038	Silicon Laboratories, Inc. *	721,550
11,701	CEVA, Inc. *	219,160
		940,710

* Non-income producing securities during the period.

ADR - American Depository Receipts.

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2015

Shares		Value

Specialty Retail - 4.55%
7,501	Asbury Automotive Group, Inc. *	$ 662,338
7,836	Monro Muffler Brake, Inc.	495,627
		1,157,965
Telecommunications Equipment - 1.38%
28,458	Ruckus Wireless Inc. *	350,887

Textiles Apparel & Shoes - 6.05%
12,706	GIII Apparel Group, Ltd. *	917,754
14,940	Steven Madden Ltd. *	622,699
		1,540,453
Truckers - 3.05%
10,810	SAIA, Inc. *	469,370
14,144	Celadon Group, Inc.	306,925
		776,295
Utilities: Telecommunications - 1.88%
15,020	Cogent Communications Holdings, Inc.	477,486

TOTAL FOR COMMON STOCKS (Cost $19,788,428) - 95.69%		24,345,457

MONEY MARKET FUND - 2.86%
726,071	First American Government Obligation Fund 0.01% ** (Cost $726,071)	726,071

TOTAL INVESTMENTS (Cost $20,514,499) *** - 98.55%		25,071,528

OTHER ASSETS IN EXCESS LIABILITIES - 1.45%		369,938

NET ASSETS - 100.00%		$ 25,441,466

* Non-income producing securities during the period.

** Variable rate security; the coupon rate shown represents the yield at July 31, 2015.

*** Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $20,550,622 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Gross Unrealized Appreciation (Tax)        $4,909,893

Gross Unrealized Depreciation (Tax)           (388,987)

Total                                                           $4,520,906

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

SCHEDULE OF INVESTMENTS

JULY 31, 2015

Shares		Value

COMMON STOCKS - 59.32%

Aerospace & Defense - 3.33%
17,210	BAE Systems Plc. ADR (United Kingdom)	$ 516,128

Airlines - 4.27%
17,506	Japan Airlines Co., Ltd. (Japan)	661,350

Automobiles - 3.87%
6,707	Daimler AG (Germany)	599,673

Beverages - 3.68%
1,035,603	Thai Beverage PCL (Thailand)	569,842

Capital Markets - 2.69%
25,970	Ares Capital Corp.	417,857

Chemicals - 5.59%
3,890	Lyondellbasell Industries NV (Netherlands)	364,999
10,980	Potash Corporation of Saskatchewan, Inc. (Canada)	298,436
4,090	Yara International ASA (Norway)	203,529
		866,964
Diversified Telecommunication Services - 14.80%
26,667	Telstra Corp. Ltd. ADR (Australia)	628,808
499,140	HKT Trust & HKT, Ltd. (Hong Kong)	607,765
24,030	Telenor ASA (Norway)	527,020
8,132	AT&T, Inc.	282,506
6,052	BCE, Inc. (Canada)	248,933
		2,295,032
Food Products - 3.13%
39,360	Marine Harvest ASA (Norway)	486,051

Insurance - 4.67%
2,204	Muenchener Rueckversicherungs-Gesellschaft AG-REG (Germany)	405,063
69,840	MMI Holdings, Ltd. (South Africa)	162,290
38,390	Legal & General Group Plc. (United Kingdom) *	156,282
		723,635
Media - 2.58%
19,448	Regal Entertainment Group Class-A	400,629

* Non-income producing securities during the period.

ADR - American Depository Receipts.

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2015

Shares		Value

Oil, Gas & Consumable Fuels - 5.46%
27,320	Ship Finance International, Ltd.	$ 457,064
6,012	Total S.A. (France)	297,694
1,575	Royal Dutch Shell ADR Class-B Plc. (Netherlands)	91,586
		846,344
Pharmaceuticals - 1.90%
13,530	GlaxoSmithKline Plc. (United Kingdom)	294,939

Transportation Infrastructure - 3.07%
5,598	Macquarie Infrastructure Company, LLC	475,438

Wireless Telecommunication Services - 0.28%
1,162	Vodafone Group Plc. ADR (United Kingdom)	43,900

TOTAL FOR COMMON STOCKS (Cost $8,437,038) - 59.32%		9,197,782

REAL ESTATE INVESTMENT TRUSTS - 21.03%
26,414	Starwood Property Trust, Inc.	574,769
17,952	Blackstone Mortgage Trust, Inc.	523,660
43,860	Spirit Realty Capital, Inc.	445,179
239,425	Ascendas Real Estate Investment Trust (Singapore)	422,279
5,800	EPR Properties	331,296
18,603	Penny Mac Mortgage Investment Trust	330,389
3,081	Health Care REIT, Inc. *	213,729
8,928	Select Income REIT	179,185
8,070	STORE Capital Corp.	169,470
8,170	Lexington Realty Trust	70,262
		3,260,218

TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $3,565,950) - 21.03%		3,260,218

MASTER LIMITED PARTNERSHIPS & PUBLICLY TRADED PARTNERSHIPS - 20.38%

Capital Markets - 10.29%
9,093	Oaktree Capital Group, LLC.	501,843
18,538	Kohlberg Kravis Roberts & Co., L.P.	443,058
9,695	Blackstone Group, L.P.	380,529
9,858	Alliance Bernstein Holding, L.P.	270,799
		1,596,229

* Non-income producing securities during the period.

ADR - American Depository Receipts.

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2015

Shares		Value

Electric Utilities - 1.61%
5,976	Brookfield Infrastructure Partners, L.P. (Canada)	$ 250,155

Oil, Gas & Consumable Fuels - 8.48%
10,643	Energy Transfer Partners, L.P.	544,922
5,011	TC Pipelines, L.P.	287,130
3,934	Plains All American Pipeline, L.P.	164,244
5,433	Cheniere Energy Partners, L.P.	163,099
3,243	Teekay LNG Partners, L.P.	89,215
2,711	Alliance Resource Partners, L.P.	66,745
		1,315,355

TOTAL FOR MASTER LIMITED PARTNERSHIPS & PUBLICLY TRADED PARTNERSHIPS (Cost $3,113,375) - 20.38%		3,161,739

MONEY MARKET FUND - 1.16
180,199	First American Government Obligation Fund 0.01% ** (Cost $180,199)	180,199

TOTAL INVESTMENTS (Cost $15,296,562) *** - 101.89%		15,799,938

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.89)%		(293,616)

NET ASSETS - 100.00%		$ 15,506,322

**Variable rate security; the coupon rate shown represents the yield at July 31, 2015.

*** Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $15,195,592 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Gross Unrealized Appreciation (Tax)       $1,354,348

Gross Unrealized Depreciation (Tax)           (750,002)

Total                                                          $   604,346

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

STATEMENT OF ASSETS AND LIABILITIES

JULY 31, 2015

Assets:	Small Cap Fund	Quest for Income and Growth Fund
Investments in Securities, at Value (Cost $20,514,499 and $15,296,562)	$25,071,528	$15,799,938
Cash	43,044	-
Receivables:
Dividends and Interest	1	47,101
Securities Sold	412,353	106,500
Prepaid Expenses	1,958	1,980
Total Assets	25,528,884	15,955,519
Liabilities:
Payables:
Advisory Fees	17,113	10,135
Securities Purchased	46,737	103,871
Shareholder Redemptions	-	138,096
Distribution (12b-1) Fees	-	108
Trustee Fees	208	208
Distributions Payable	-	170,391
Other Expenses	23,360	26,388
Total Liabilities	87,418	449,197
Net Assets	$25,441,466	$15,506,322

Net Assets Consist of:
Paid In Capital	$19,847,564	$15,735,934
Accumulated Undistributed Net Investment Income (Loss)	-	26,034
Accumulated Realized Gain (Loss) on Investments	1,036,873	(759,022)
Unrealized Appreciation in Value of Investments	4,557,029	503,376
Net Assets, for 1,438,342 and 1,282,331 Shares Outstanding, respectively	$25,441,466	$15,506,322

Net Asset Value Per Share

Investor Class:

Net Assets		$ 1,356,432
Shares outstanding (unlimited number of shares authorized with no par value)		112,511
Net Asset Value, Redemption Price and Offering Price Per Share		$ 12.06

Institutional Class:

Net Assets	$25,441,466	$14,149,890
Shares outstanding (unlimited number of shares authorized with no par value)	1,438,342	1,169,820
Net Asset Value, Redemption Price and Offering Price Per Share	$ 17.69	$ 12.10

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

STATEMENT OF OPERATIONS

FOR THE FISCAL YEAR ENDED JULY 31, 2015

Investment Income:	Small Cap Fund	Quest for Income and Growth Fund
Dividends (net of foreign withholding of $0 and $49,221, respectively)	$ 165,795	$ 683,349
Distributions received from Master Limited Partnerships	-	60,531
Interest	43	18
Total Investment Income	165,838	743,898

Expenses:
Advisory Fees (Note 4)	216,144	171,837
Distribution (12b-1) Fees - Investor Class	-	3,983
Audit Fees	13,749	13,750
Transfer Agent & Accounting Fees	31,650	36,807
Registration Fees	2,802	12,949
Custody Fees	5,501	11,465
Insurance Fees	5,919	4,960
Trustee Fees	3,750	3,750
Printing Fees	630	1,262
Miscellaneous Fees	2,991	3,381
Legal Fees	18,627	18,666
Total Expenses	301,763	282,810
Advisory Fees Waived (Note 4)	(64,004)	(89,806)
Net Expenses	237,759	193,004

Net Investment Income (Loss)	(71,921)	550,894

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	1,672,914	(489,921)
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,661,115	(633,075)
Net Realized and Unrealized Gain (Loss) on Investments	4,334,029	(1,122,996)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 4,262,108	$(572,102)

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	7/31/2015	7/31/2014
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (71,921)	$ (139,125)
Net Realized Gain on Investments	1,672,914	1,698,851
Net Change in Unrealized (Appreciation) Depreciation on Investments	2,661,115	(909,365)
Net Increase in Net Assets Resulting from Operations	4,262,108	650,361

Distributions to Shareholders:
Realized Gains	(1,728,853)	(125,661)
Total Distributions Paid to Shareholders	(1,728,853)	(125,661)

Capital Share Transactions (Note 5)	4,189,040	2,353,041

Total Increase in Net Assets	6,722,295	2,877,741

Net Assets:
Beginning of Period	18,719,171	15,841,430

End of Period (Including Undistributed Net Investment Income	$ 25,441,466	$ 18,719,171
of $0 and $0, respectively)

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	7/31/2015	7/31/2014
Increase in Net Assets From Operations:
Net Investment Income	$ 550,894	$ 976,772
Net Realized Loss on Investments	(489,921)	(308,388)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(633,075)	866,153
Net Increase (Decrease) in Net Assets Resulting from Operations	(572,102)	1,534,537

Distributions to Shareholders:
Net Investment Income:
Investor Class	(55,617)	(117,310)
Institutional Class	(582,504)	(821,421)
Realized Gains	-	(117,528)
Total Distributions Paid to Shareholders	(638,121)	(1,056,259)

Capital Share Transactions (Note 5)	(703,127)	2,227,047

Total Increase (Decrease) in Net Assets	(1,913,350)	2,705,325

Net Assets:
Beginning of Period	17,419,672	14,714,347

End of Period (Including Undistributed Net Investment Income (Loss)	$ 15,506,322	$17,419,672
of $26,034 and $(2,286), respectively)

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Years Ended			Period Ended *
	7/31/2015	7/31/2014	7/31/2013	7/31/2012

Net Asset Value, at Beginning of Period	$ 15.86	$ 15.33	$ 12.90	$ 10.00

Income From Investment Operations:
Net Investment Loss **	(0.06)	(0.13)	(0.08)	(0.10)
Net Gain on Securities (Realized and Unrealized)	3.29	0.77	2.73	3.01
Total from Investment Operations	3.23	0.64	2.65	2.91

Distributions:
Realized Gains	(1.40)	(0.11)	(0.22)	(0.01)
Total from Distributions	(1.40)	(0.11)	(0.22)	(0.01)

Net Asset Value, at End of Period	$ 17.69	$ 15.86	$ 15.33	$ 12.90

Total Return ***	21.40%	4.17%	21.01%	29.15% (b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 25,441	$ 18,719	$ 15,841	$ 8,811
Before Waivers
Ratio of Expenses to Average Net Assets	1.39%	1.49%	1.69%	2.29% (a)
Ratio of Net Investment Loss to Average Net Assets	(0.63)%	(1.16)%	(1.15)%	(2.00)% (a)
After Waivers
Ratio of Expenses to Average Net Assets	1.10%	1.10%	1.13%	1.25% (a)
Ratio of Net Investment Loss to Average Net Assets	(0.33)%	(0.78)%	(0.59)%	(0.95)% (a)
Portfolio Turnover	68.50%	79.29%	86.85%	92.21% (b)

* For the period September 29, 2011 (commencement of investment operations) through July 31, 2012.

** Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

*** Assumes reinvestment of dividends.

(a) Annualized.

(b) Not annualized.

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Years Ended			Period Ended *
	7/31/2015	7/31/2014	7/31/2013	7/31/2012

Net Asset Value, at Beginning of Period	$ 13.02	$ 12.61	$ 12.01	$ 10.00

Income From Investment Operations:
Net Investment Income **	0.41	0.77	0.57	0.45
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.85)	0.46	0.77	1.68
Total from Investment Operations	(0.44)	1.23	1.34	2.13

Distributions:
Net Investment Income	(0.48)	(0.72)	(0.64)	(0.11)
Realized Gains	-	(0.10)	(0.10)	(0.01)
Total from Distributions	(0.48)	(0.82)	(0.74)	(0.12)

Net Asset Value, at End of Period	$ 12.10	$ 13.02	$ 12.61	$ 12.01

Total Return ***	(3.47)%	9.84%	11.40%	21.52% (b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 14,150	$ 15,702	$ 11,984	$ 3,726
Before Waivers
Ratio of Expenses to Average Net Assets	1.60%	1.74%	2.04%	4.85% (a)
Ratio of Net Investment Income to Average Net Assets	2.73%	5.29%	3.61%	1.18% (a)
After Waivers
Ratio of Expenses to Average Net Assets	1.10%	1.10%	1.12%	1.20% (a)
Ratio of Net Investment Income to Average Net Assets	3.23%	5.93%	4.54%	4.84% (a)
Portfolio Turnover	36.85%	38.63%	46.45%	22.40% (b)

* For the period September 29, 2011 (commencement of investment operations) through July 31, 2012.

** Per share net investment income has been determined on the basis of average shares outstanding during the period.

*** Assumes reinvestment of dividends.

(a) Annualized

(b) Not annualized

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

INVESTOR CLASS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR AN INVESTOR CLASS SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Years Ended		Period Ended *
	7/31/2015	7/31/2014	7/31/2013

Net Asset Value, at Beginning of Period	$ 12.98	$ 12.65	$ 12.70

Income From Investment Operations:
Net Investment Income **	0.38	0.71	0.05
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.84)	0.48	(0.05)
Total from Investment Operations	(0.46)	1.19	0.00

Distributions:
Net Investment Income	(0.46)	(0.76)	(0.05)
Realized Gains	-	(0.10)	-
Total from Distributions	(0.46)	(0.86)	(0.05)

Net Asset Value, at End of Period	$ 12.06	$ 12.98	$ 12.65

Total Return ***	(3.68)%	9.49%	(0.02)% (b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 1,356	$ 1,718	$ 2,731
Before Waivers
Ratio of Expenses to Average Net Assets	2.14%	2.24%	2.17% (a)
Ratio of Net Investment Income to Average Net Assets	2.22%	4.57%	1.81% (a)
After Waivers
Ratio of Expenses to Average Net Assets	1.35%	1.35%	1.35% (a)
Ratio of Net Investment Income to Average Net Assets	3.01%	5.45%	2.63% (a)
Portfolio Turnover	36.85%	38.63%	46.45% (b)

* For the period June 4, 2013 (launch of share class) through July 31, 2013.

** Per share net investment income has been determined on the basis of average shares outstanding during the period.

*** Assumes reinvestment of dividends.

(a) Annualized

(b) Not annualized

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

RANGER QUEST FOR INCOME & GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

JULY 31, 2015

Note 1. Organization

Ranger Funds Investment Trust (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is comprised of four series:  Ranger Small Cap Fund, Ranger Mid Cap Fund, Ranger International Fund, and Ranger Quest for Income and Growth Fund.  The Trust was organized on June 21, 2011, as a Delaware Statutory Trust. The Trust currently offers shares of beneficial interest (“shares”) of Ranger Small Cap Fund and Ranger Quest for Income and Growth Fund (collectively, the “Funds”). The Ranger Mid Cap Fund and Ranger International Fund are not currently available for sale.  Ranger Small Cap Fund (“Small Cap Fund”) is a diversified portfolio with an investment objective of seeking long-term growth of capital.  Ranger Quest for Income and Growth Fund (“Income and Growth Fund”) is a diversified portfolio with an investment objective of seeking long term growth of capital while providing current income.  Each Fund offers Institutional Class Shares and Investor Class Shares.  Currently, the Small Cap Fund does not offered Investor Class shares. The affairs of the Trust are managed by the Trust’s Board of Trustees (the “Board”).  The Declaration of Trust permits the Board to create additional funds and share classes.

Ranger Investment Management, L.P. (the “Small Cap Adviser”) and Ranger International Management, L.P, (the “Income and Growth Adviser”) serve as investment advisers (the “Advisers”) to Ranger Small Cap Fund and Ranger Quest for Income and Growth Fund, respectively.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”).

Security Valuations: All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes: Each Fund’s policy is to continue to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders.  The Funds intend to distribute their net long-term capital gains and their net short-term capital gains at least once a year. Therefore, no provision for federal income taxes is required.

The Funds recognize the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. As of, and during the year ended July 31, 2015, the officers of the Trust have analyzed the Funds’ tax positions, and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Funds’ open tax years or

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

RANGER QUEST FOR INCOME & GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2015

expected to be taken in the Funds’ 2015 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and certain State tax authorities; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. As of, and during the year ended July 31, 2015, the Funds did not incur any interest or penalties.

Distributions to Shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Funds.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment transactions and related investment income: The Funds record security transactions on the trade date. The first-in first-out method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis.

Reclassification of Capital Account: GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no impact on the net asset value of the fund and are designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.  As of July 31, 2015, the Small Cap Fund reclassified permanent book/tax differences of $71,921, resulting from the write-off of the net investment loss for tax purposes to paid-in capital.  As of July 31, 2015, the Income and Growth Fund reclassified permanent book/tax differences of $13,249, resulting from the write-off of the return of capital distributions into paid-in capital.

Share valuation: The net asset value per share of each class of shares for Small Cap and Income and Growth are calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of shares

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

RANGER QUEST FOR INCOME & GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2015

of that class outstanding. The offering price and redemption price per share of each class of Small Cap and Income and Growth is equal to the net asset value per share.

Translation of Foreign Currency: Assets and liabilities denominated in foreign currencies are translated into United States dollar amounts at the daily exchange rates.  Transactions denominated in foreign currencies, including purchases and sales of investments, and income and expenses, are translated into United States dollar amounts on the transaction date.  Adjustments arising from foreign currency transactions are reflected in the statement of operations.

The Fund does not isolate that portion of the results of operations arising from the effect of changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of investments held.  Such fluctuations are included in net realized and unrealized gain on investments in the statement of operations.

Transfer Agent Agreement and Accounting Services Agreement:  Mutual Shareholder Services, LLC (“MSS”) serves as Transfer Agent to each Fund, pursuant to a Transfer Agency and Service Agreement with the Trust. Under the Transfer Agency and Service Agreement, MSS will provide all of the customary services of a transfer agent and dividend disbursing agent.

In addition, MSS provides accounting services to the Funds pursuant to a Fund Accounting Services Agreement with the Trust.   As such, MSS provides all necessary administration, bookkeeping and pricing services to each Fund.

For the services rendered to the Funds pursuant to the Transfer Agent Agreement and Accounting Services Agreement, each Fund pays MSS an annual fee based on the average value of the Fund. Each Fund receives a discount depending on the net assets of the Fund. For the year ended July 31, 2015, the Small Cap Fund and the Income and Growth Fund incurred $31,650 and $36,807 in Transfer Agent and Accounting fees, respectively.  At July 31, 2015, the Small Cap Fund and the Income and Growth Fund owed $2,625 and $3,057 in Transfer Agent and Accounting fees, respectively.

12b-1 Plan and Distribution Agreement: The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).  The Plan permits Investor Class shares of each Fund to pay for certain distribution and promotion expenses related to marketing shares of the Fund. The amount payable annually by each Fund’s Investor Class is 0.25% of its respective average daily net assets.   Institutional Classes of the Funds are not subject to a 12b-1 fee.    Under the Plan, the Trust may engage in any activities related to the distribution of each Fund's shares.

Rafferty Capital Markets, LLC (the "Distributor") serves as the principal underwriter and national distributor for the shares of the Trust pursuant to a distribution agreement with the Trust (the "Distribution Agreement"). The Distribution Agreement provides that the

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

RANGER QUEST FOR INCOME & GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2015

Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Funds' shares.

The Trust and the Advisers are not affiliated with the Distributor.

For the year ended July 31, 2015, the Income and Growth Fund, Investor Class shares, accrued $3,983 in distribution fees.  At July 31, 2015, the Income and Growth Fund, Investor Class shares, owed $108 in distribution fees.

Note 3. Security Valuations

As described in Note 2, all investments in securities are recorded at their estimated fair value. The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

RANGER QUEST FOR INCOME & GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2015

Fair Value Measurements:  A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock including ADRs, closed end mutual funds, and real estate investment trusts) - Equity securities are valued by using market quotations furnished by a pricing service when the Advisers believe such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a Level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as a Level 2 security. When market quotations are not readily available, when the Advisers determine that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at fair value as determined by the Adviser in good faith, in accordance with guidelines adopted by and subject to review of the Board and are categorized as Level 3.

The Income and Growth Fund may invest in publicly traded partnership interests (“PTPs”) and master limited partnership interests (“MLPs”), a subset of PTPs.  PTPs are limited partnerships, the interests in which are known as “units”.  PTP units typically trade publically, like stocks, and thus may provide the investor more liquidity than ordinary limited partnerships.  Generally, these securities will be classified as Level 1 of value hierarchy.

Money market mutual funds are generally priced at the ending NAV provided by service agent of the Funds. These securities will be classified as Level 1 of the value hierarchy.

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using amortized cost which approximates fair value and would be categorized as Level 2.

The following table presents information about the Small Cap Fund’s investments measured at fair value as of July 31, 2015:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$24,345,457	$ -	$ -	$24,345,457
Money Market Fund:
First American Gov't Obligation Fund Class Z	726,071	-	-	726,071
Total	$25,071,528	$ -	$ -	$25,071,528

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

RANGER QUEST FOR INCOME & GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2015

The following table presents information about the Income and Growth Fund’s investments measured at fair value as of July 31, 2015:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 9,197,782	$ -	$ -	$ 9,197,782
Real Estate Investment Trusts	3,260,218	-	-	3,260,218
Master Limited Partnerships & Publicly Traded Partnerships	3,161,739	-	-	3,161,739
Money Market Fund:
First American Gov't Obligation Fund Class Z	180,199	-	-	180,199
Total	$15,799,938	$ -	$ -	$15,799,938

Neither Fund held any Level 2 or Level 3 assets during the year ended July 31, 2015.  Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable. For more detail on the investments, please refer to the Schedules of Investments.  Neither Fund had transfers into or out of Level 1, Level 2 or Level 3 during the year ended July 31, 2015.  The Funds consider transfers into and out of Level 1 and Level 2 as of the end of the reporting period. The Funds did not hold any derivative instruments at any time during the year ended July 31, 2015.

Note 4. Investment Advisory Fee and Other Transactions with Affiliates

Pursuant to the Investment Management Agreements (“Advisory Agreements”) with the Trust, the Small Cap Adviser and the Income and Growth Adviser are entitled to investment advisory fees, computed daily and payable monthly of 1.0% per annum of the average daily net assets of Ranger Small Cap Fund and Ranger Quest for Income and Growth Fund, respectively.  For the year ended July 31, 2015, the Advisers earned $216,144 and $171,837 from the Small Cap Fund and Income and Growth Fund, respectively.  For the year ended July 31, 2015, the Advisers waived $64,004 and $89,806 in expenses from the Small Cap Fund and Income and Growth Fund, respectively.  At July 31, 2015, the Advisers were owed $17,113 and $10,135 from the Small Cap Fund and Income and Growth Fund, respectively.

The Small Cap Adviser and the Income and Growth Adviser have each entered into an Expense Limitation Agreement with the Trust (the “Expense Limitation Agreements”), whereby they have agreed to reduce its fees and reimburse expenses with respect to each of the Funds so that the Net Annual Operating Expenses (exclusive of any Rule 12b-1 fees, acquired fund fees and expenses, distribution or shareholder servicing fees, brokerage commissions, interest, taxes and extraordinary expenses) of Ranger Small Cap Fund and Ranger Quest for Income and Growth Fund will not exceed 1.10% and 1.10%, respectively, until November 30, 2015.  The Small Cap Adviser and the Income and Growth Adviser may recoup any waived amount from each respective Fund pursuant to these Expense Limitation Agreements if such reimbursement does not cause the

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2015

respective Fund to exceed existing expense limitations and the reimbursement is made within three years after the year in which the respective adviser incurred the expenses.  As of July 31, 2015, the Adviser is able to recapture $194,604 in expenses pursuant to the Expense Limitation Agreement for the Small Cap Fund.  As of July 31, 2015, the Adviser is entitled to recapture $269,361 in expenses pursuant to the Expense Limitation Agreement for the Income and Growth Fund.

Fiscal Year Ended	Recoverable Through	Small Cap Fund	Income and Growth Fund
July 31, 2013	July 31, 2016	$61,610	$ 67,467
July 31, 2014	July 31, 2017	$68,990	$112,088
July 31, 2015	July 31, 2018	$64,004	$ 89,806

Each Trustee who is not affiliated with the Trust and/or the Advisers will receive an annual fee of $2,500, as well as reimbursement for any reasonable expenses incurred attending the meetings.   The “interested person” who serves as Trustee of the Trust receives no compensation for his services as a Trustee.  None of the executive officers receive compensation from the Trust.

Note 5. Capital Share Transactions

At July 31, 2015, there were unlimited shares authorized at no par value for the Ranger Funds Investment Trust (which includes the Small Cap Fund and the Income and Growth Fund).  Paid in capital for the year end July 31, 2015 amounted to $19,847,564 and $15,735,934 for the Small Cap Fund and Income and Growth Fund, respectively.  The following table summarizes transactions in capital for the year ended July 31, 2015, and the year ended July 31, 2014:

Small Cap Fund – Institutional Class	Year Ended July 31, 2015		Year Ended July 31, 2014
	Shares	Amount	Shares	Amount
Shares sold	318,412	$ 5,204,352	244,714	$3,942,395
Shares reinvested	55,597	880,655	3,389	56,188
Shares redeemed	(115,935)	(1,895,967)	(100,999)	(1,645,542)
Net increase	258,074	$ 4,189,040	147,104	$2,353,041

Income and Growth Fund – Investor Class	Year Ended July 31, 2015		Period Ended July 31, 2014
	Shares	Amount	Shares	Amount
Shares sold	14,495	$ 186,637	19,782	$ 256,571
Shares reinvested	3,196	41,079	10,367	135,331
Shares redeemed	(37,533)	(475,523)	(113,689)	(1,478,445)
Net decrease	(19,842)	$ (247,807)	(83,540)	$(1,086,543)

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2015

Income and Growth Fund – Institutional Class	Year Ended July 31, 2015		Year Ended July 31, 2014
	Shares	Amount	Shares	Amount
Shares sold	242,877	$ 3,093,996	397,478	$ 5,156,402
Shares reinvested	31,095	401,120	65,781	859,240
Shares redeemed	(310,532)	(3,950,436)	(207,197)	(2,702,052)
Net increase (decrease)	(36,560)	$ (455,320)	256,062	$ 3,313,590

The Small Cap Fund has not issued Investor Class shares.

Note 6. Investments

Small Cap Fund

For the year ended July 31, 2015, the cost of purchases and the proceeds from sales, other than U.S. Government securities and short-term securities, aggregated $16,429,273 and $14,319,980, respectively. For federal income tax purposes, as of July 31, 2015, the gross unrealized appreciation for all securities totaled $4,909,893 and the gross unrealized depreciation for all securities totaled $388,987, for a net unrealized appreciation of $4,520,906.  The aggregate cost of securities for federal income tax purposes at July 31, 2015, was $20,550,622.

Income and Growth Fund

For the year ended July 31, 2015, the cost of purchases and the proceeds from sales, other than U.S. Government securities and short-term securities, aggregated $6,196,838 and $6,560,313, respectively. For federal income tax purposes, as of July 31, 2015, the gross unrealized appreciation for all securities totaled $1,354,348 and the gross unrealized depreciation for all securities totaled $750,002, for a net unrealized appreciation of $604,346.  The aggregate cost of securities for federal income tax purposes at July 31, 2015, was $15,195,592.

Note 7. Federal Income Taxes

Small Cap Fund

During the year ended July 31, 2015, a long-term capital gain distribution of $1.40075 per share was paid on 12/29/2014, for shareholders on record as of 12/26/2014, for a total distribution of $1,728,853.

The tax character of distributions paid during the year ended July 31, 2015, was as follows:

Capital Gain

$ 1,728,853

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2015

During the year ended July 31, 2014, a long-term capital gain distribution of $0.11473 per share was paid on 12/27/2013, for shareholders on record as of 12/26/2013, for a total distribution of $125,661.

The tax character of distributions paid during the year ended July 31, 2014 was as follows:

Capital Gain

$ 125,661

As of July 31, 2015, for tax purposes the Small Cap Fund’s undistributed net investment income was $0.  Additionally, the Small Cap Fund has elected to defer 2014 post October capital losses of $476,424, and its accumulated net realized gain on investments is $1,549,419.

Income and Growth Fund

Investor Class

During the year ended July 31, 2015, an ordinary income distribution of $0.11187 per share was paid on 10/30/2014, for shareholders on record as of 10/29/2014, for a total distribution of $13,789. An ordinary income distribution of $0.02736 per share was paid on 12/29/2014, for shareholders on record as of 12/26/2014, for a total distribution of $3,416. An ordinary income distribution of $0.05533 per share was paid on 1/29/2015, for shareholders on record as of 1/28/2015, for a total distribution of $6,967.  An ordinary income distribution of $0.13907 per share was paid on 4/29/2015, for shareholders on record as of 4/28/2015, for a total distribution of $16,907.  An ordinary income distribution of $0.12306 per share was paid on 7/31/2015, for shareholders on record as of 7/30/2015, for a total distribution of $14,538.

The tax character of distributions paid during the year ended July 31, 2015, was as follows:

Ordinary Income

$   55,617

During the year ended July 31, 2014, an ordinary income distribution of $0.1290 per share was paid on 10/31/2013, for shareholders on record as of 10/30/2013, for a total distribution of $26,198. A short-term capital gain distribution of $0.02277 per share, a long-term capital gain distribution of $0.0718 per share, and an ordinary income distribution of $0.04015 per share were paid on 12/27/2013, for shareholders on record as of 12/26/2013, for a total distribution of $25,672. An ordinary income distribution of $0.02302 per share was paid on 1/31/2014, for shareholders on record as of 1/30/2014, for a total distribution of $4,099.  An ordinary income distribution of $0.43204 per share was paid on 4/30/2014, for shareholders on record as of 4/29/2014, for a total distribution of $61,268.  An ordinary income distribution of $0.138 per share was paid on 7/30/2014, for shareholders on record as of 7/29/2014, for a total distribution of $18,095.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2015

The tax character of distributions paid during the year ended July 31, 2014 was as follows:

Ordinary Income

$   121,649

Capital Gain

$     13,682

Institutional Class

During the year ended July 31, 2015, an ordinary income distribution of $0.11668 per share was paid on 10/30/2014, for shareholders on record as of 10/29/2014, for a total distribution of $138,579. An ordinary income distribution of $0.03329 per share was paid on 12/29/2014, for shareholders on record as of 12/26/2014, for a total distribution of $39,416. An ordinary income distribution of $0.05609 per share was paid on 1/29/2015, for shareholders on record as of 1/28/2015, for a total distribution of $71,811.  An ordinary income distribution of $0.14446 per share was paid on 4/29/2015, for shareholders on record as of 4/28/2015, for a total distribution of $176,845.  An ordinary income distribution of $0.13257 per share was paid on 7/31/2015, for shareholders on record as of 7/30/2015, for a total distribution of $155,853.

The tax character of distributions paid during the year ended July 31, 2015, was as follows:

Ordinary Income

$   582,504

During the year ended July 31, 2014, an ordinary income distribution of $0.1298 per share was paid on 10/31/2013, for shareholders on record as of 10/30/2013, for a total distribution of $128,334. A short-term capital gain distribution of $0.02277 per share, a long-term capital gain distribution of $0.0718 per share, and an ordinary income distribution of $0.04738 per share were paid on 12/27/2013, for shareholders on record as of 12/26/2013, for a total distribution of $149,360. An ordinary income distribution of $0.02558 per share was paid on 1/31/2014, for shareholders on record as of 1/30/2014, for a total distribution of $29,696.  An ordinary income distribution of $0.3787 per share was paid on 4/30/2014, for shareholders on record as of 4/29/2014, for a total distribution of $446,488.  An ordinary income distribution of $0.13915 per share was paid on 7/30/2014, for shareholders on record as of 7/29/2014, for a total distribution of $167,049.

The tax character of distributions paid during the year ended July 31, 2014 was as follows:

Ordinary Income

$ 845,380

Capital Gain

$   75,548

As of July 31, 2015, for tax purposes Income and Growth Fund’s undistributed net investment income was $0 and its undistributed realized loss (“capital loss

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2015

carryforward”) on investments was $506,460. These capital loss carryforward amounts have no expiration. The Income & Growth Fund has elected to defer 2014 post October capital losses of $353,453.

Note 8. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  As of July 31, 2015, R E Smith Sub S Trust, held approximately 42.11% and National Financials Services, LLC held approximately 29.98% of the voting securities of the Small Cap Fund and each may be deemed to control the Small Cap Fund.  As of July 31, 2015, Charles Schwab & Co., Inc., held in omnibus accounts for the benefit of others, approximately 66.02% of the voting securities of the Income and Growth Fund and may be deemed to control the Income and Growth Fund.

Note 9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the issuance of these financial statements and has noted no such events requiring disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Ranger Funds Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Ranger Small Cap Fund and Ranger Quest for Income and Growth Fund (collectively, the “Funds”), each a series of Ranger Funds Investment Trust (the “Trust”), as of July 31, 2015, the related statements of operations for the year then ended, the statements of changes in net assets, and the financial highlights for the years ended July 31, 2015 and 2014. The financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits. The financial highlights for the year ended July 31, 2013 and for the period September 29, 2011 (commencement of investment operations) through July 31, 2012 were audited by prior auditors whose report thereon dated September 20, 2013, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ranger Small Cap Fund and Ranger Quest for Income and Growth Fund, each a series of Ranger Funds Investment Trust, as of July 31, 2015, the results of their operations for the year then ended, and changes in their net assets and financial highlights for each of the years in the two year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/KPMG LLP

Dallas, Texas
September 29, 2015

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EXPENSE ILLUSTRATION

JULY 31, 2015 (UNAUDITED)

Expense Example

As a shareholder of the Funds, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in  the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period, February 1, 2015 through July 31, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

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EXPENSE ILLUSTRATION (CONTINUED)

JULY 31, 2015 (UNAUDITED)

Ranger Small Cap Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	February 1, 2015	July 31, 2015	February 1, 2015 to July 31, 2015

Actual	$1,000.00	$1,164.58	$5.90
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,019.34	$5.51

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 181/365.

Ranger Quest for Income and Growth Fund - Investor Class
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	February 1, 2015	July 31, 2015	February 1, 2015 to July 31, 2015

Actual	$1,000.00	$959.78	$6.56
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,018.10	$6.76

* Expenses are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 181/365.

Ranger Quest for Income and Growth Fund - Institutional Class
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	February 1, 2015	July 31, 2015	February 1, 2015 to July 31, 2015

Actual	$1,000.00	$961.04	$5.35
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,019.34	$5.51

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 181/365.

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TRUSTEES & OFFICERS

JULY 31, 2015 (UNAUDITED)

Information about Trustees and Officers who are “interested persons” of the Trust as defined under the 1940 Act, and each officer of the Trust, including their principal occupations during the past five years, is as follows:

Name, Address* and Age	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex *** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Jason Christopher Elliott Year of Birth: 1970	Trustee, Chairman (since September 2011)	Manager, Ranger Capital Group, L.L.C. (since 2005); Director, Fiberforge Corp. (2000- 2013).	4	None
Kenneth Scott Canon Year of Birth: 1962	President (since September 2011)	President, Ranger Capital Group Holdings, L.P. (since 2001) and its affiliated investment advisers.	N/A	None
Nimrod Hacker Year of Birth: 1968	Secretary (since September 2011)	General Counsel, Ranger Capital Group Holdings, L.P. (since 2001) and its affiliated investment advisers.	N/A	None
Thomas E. Burson Year of Birth: 1960	Chief Compliance Officer (since September 2011)	Chief Compliance Officer, Ranger Capital Group Holdings, L.P. (since 2004), and its affiliated investment advisers.	N/A	None
Joseph W. Thompson Year of Birth: 1959	Treasurer (since September 2011)	COO/CFO, Ranger Capital Group Holdings, L.P. (since 2002) and its affiliated investment advisers.	N/A	None

* The address for each Trustee is c/o Ranger, 2828 N. Harwood Street, Suite 1900, Dallas, Texas 75201

** The term of office for each Trustee and Officer listed above will continue indefinitely.

*** The term “Fund Complex” refers to Ranger Funds Investment Trust.

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TRUSTEES & OFFICERS (CONTINUED)

JULY 31, 2015 (UNAUDITED)

Information about Trustees who are not “interested persons” of the Trust as defined under the 1940 Act, including their principal occupations during the past five years, is as follows:

Name, Address* and Age	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex *** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
James F. McCain Year of Birth: 1951	Independent Trustee (since September 2011)	Retired (since 8/2014); Chief Compliance Officer, SteelPath Capital Management LLC and SteelPath Fund Advisors, LLC; Chief Compliance Officer, SteelPath MLP Funds Trust (2010 – 8/2014); Chief Compliance Officer, Brazos Capital Management; Chief Compliance Officer and Secretary, PineBridge Mutual Funds (2007–2010).	4	None
Curtis A. Hite Year of Birth: 1969	Independent Trustee (since September 2011)	CEO, Improving Holdings (since 2007) (technology consulting).	4	None
Benjamin C. Bell, Jr. Year of Birth: 1959	Independent Trustee (since March 2014)	Managing Member, William K. Woodruff & Co, LLC (since 2009) (investment advisory firm).	4	None

* The address for each Trustee is c/o Ranger, 2828 N. Harwood Street, Suite 1900, Dallas, Texas 75201

** The term of office for each Trustee and Officer listed above will continue indefinitely.

** *The term “Fund Complex” refers to Ranger Funds Investment Trust.

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ADDITIONAL INFORMATION

JULY 31, 2015 (UNAUDITED)

 Information Regarding Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Funds at (866) 458-4744 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Funds’ first and third fiscal quarters end on April 30 and October 31. The Funds’ Form N-Q’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Funds at 1-866-458-4744.

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request, by calling toll free at 1-866-458-4744.

This Page Was Left Blank Intentionally

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2015

$ 25,000

FY 2014

$ 20,500

(b)

Audit-Related Fees

Registrant

FY 2015

$ 0

FY 2014

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2015

$ 8,800

FY 2014

$ 7,000

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2015

$ 0

FY 2014

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2015

$ 8,800

FY 2014

$ 7,000

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Ranger Funds Investment Trust

By /s/ Kenneth Scott Canon

     Kenneth Scott Canon

     President (Principal Executive Officer)

Date: October 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Kenneth Scott Canon

     Kenneth Scott Canon

     President (Principal Executive Officer)

Date: October 7, 2015

By /s/ Joseph W. Thompson

     Joseph W. Thompson

     Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: October 7, 2015